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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 2001 Non-Officer, Non-Director Stock Incentive Plan of our report dated February 6, 2001, with respect to the consolidated financial statements of Transkaryotic Therapies, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                            /s/ Ernst & Young LLP


Boston, Massachusetts
April 24, 2001